SUPPLEMENT DATED DECEMBER 10, 2021
TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED FEBRUARY 1, 2021
as supplemented, OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus for VanEck ETF Trust (the “Trust”) regarding VanEck Morningstar Global Wide Moat ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus and Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective immediately in connection with the change in the Fund's ticker symbol, all references to the Fund's previous ticker symbol GOAT® are hereby deleted and replaced with the Fund's new ticker symbol MOTG in the Summary Prospectus and the Prospectus.

Please retain this supplement for future reference.